SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 22, 2005
Date of report (Date of earliest event reported)

ARCHER-DANIELS-MIDLAND COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-44	41-0129150

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4666 Faries Parkway
Decatur, Illinois		62526

(Address of Principal Executive Offices)		(Zip Code)

(217) 424-5200
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation of Registrant.
SIGNATURES

Item 2.03. Creation of a Direct Financial Obligation of Registrant.
     On September 22, 2005, Archer-Daniels-Midland Company (the “Registrant”) issued $600,000,000 in aggregate principal amount of 5.375% Debentures due 2035 (the “Debentures”) pursuant to an Indenture dated as of June 1, 1986 between the Registrant and JPMorgan Chase Bank, N.A., as Trustee, as supplemented and amended by a Supplemental Indenture dated as of August 1, 1989 (the “Indenture”), governing the terms of the Debentures. Under the Indenture, the holders of not less than 25% of the outstanding principal of the Debentures may declare the Debentures immediately due and payable if an “event of default,” as defined in the Indenture, occurs and is continuing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY
Date: September 23, 2005	/s/ Steven R. Mills
Steven R. Mills
Group Vice President and Controller

3